                                                                EXHIBIT 10(u)(7)



                          RELIANT ENERGY, INCORPORATED

                                  SAVINGS TRUST

              (As Amended and Restated Effective April 1, 1999)

                          RELIANT ENERGY, INCORPORATED
                                  SAVINGS TRUST

                (As Amended and Restated Effective April 1, 1999)

                                    I N D E X

                                                                                                           Page
ARTICLE I     DEFINITIONS AND CONSTRUCTION...............................................................    3
Section:
       1.1    Definitions................................................................................    3
                       Affiliated Corporation............................................................    3
                       Board.............................................................................    3
                       Code..............................................................................    3
                       Committee.........................................................................    3
                       Company...........................................................................    3
                       Company Stock.....................................................................    3
                       ERISA.............................................................................    3
                       ESOP Fund.........................................................................    3
                       Exchange Act......................................................................    3
                       Investment Fund or Fund...........................................................    3
                       Investment Manager................................................................    4
                       Minnegasco Trust..................................................................    4
                       NorAm Trust.......................................................................    4
                       Participant.......................................................................    4
                       Plan..............................................................................    4
                       Pooled Investment Trust...........................................................    4
                       Prior Plan........................................................................    4
                       Prior Trust Agreement.............................................................    4
                       Prohibited Transaction............................................................    4
                       Trust.............................................................................    4
                       Trust Fund........................................................................    4
                       Trustee...........................................................................    4
                       Valuation Date....................................................................    4
       1.2    Construction...............................................................................    4

ARTICLE II    TRUST; GENERAL DUTIES OF THE PARTIES.......................................................    6
Section:
       2.1    Continuation of Trust......................................................................    6
       2.2    General Duties of the Company..............................................................    6
       2.3    Investment Guidelines; Contributions; Employee Records.....................................    6
       2.4    General Duties of Trustee..................................................................    7

                                       (i)

ARTICLE III   ACCOUNTS; AUTHORITY OF COMPANY AND COMMITTEE...............................................    8
Section:
       3.1    Accounts; Valuation........................................................................    8
       3.2    Exclusive Benefit of Employees Under The Plan..............................................    8
       3.3    Authority of Company and Committee.........................................................    8

ARTICLE IV    INVESTMENT, ADMINISTRATION AND DISBURSEMENT OF TRUST FUND..................................   10
       4.1    Division of the Trust Fund.................................................................   10
       4.2    Investment of the Trust Fund...............................................................   11
       4.3    Direction of Investment....................................................................   14
       4.4    Voting of Securities Other than Company Stock in the Reliant Energy Common Stock Fund or
              in the ESOP Fund...........................................................................   16
       4.5    Voting of Company Stock in the Reliant Energy Common Stock Fund............................   16
       4.6    Voting of Company Stock in the ESOP Fund...................................................   17
       4.7    Tendering of Company Stock in the Reliant Energy Common Stock Fund and Company Stock in
              the ESOP Fund..............................................................................   17
       4.8    Powers of Trustee..........................................................................   19
       4.9    Payments and Distributions from Trust Fund.................................................   22
       4.10   Trustee's Dealings with Third Parties......................................................   23
       4.11   Ancillary Trustee..........................................................................   23

ARTICLE V     ADDITIONAL ESOP FUND PROVISIONS............................................................   24

ARTICLE VI    FOR THE PROTECTION OF THE TRUSTEE..........................................................   25
       6.1    Composition of Committee...................................................................   25
       6.2    Evidence of Action by Company or Committee.................................................   25
       6.3    Communications.............................................................................   26
       6.4    Advice of Counsel..........................................................................   26
       6.5    Miscellaneous..............................................................................   26
       6.6    Fiduciary Responsibilities.................................................................   26
       6.7    Limitations on Powers......................................................................   27

ARTICLE VII   TAXES, EXPENSES AND COMPENSATION OF TRUSTEE................................................   28
       7.1    Taxes and Expenses.........................................................................   28
       7.2    Compensation of the Trustee................................................................   28

ARTICLE VIII  SETTLEMENT OF ACCOUNTS; DETERMINATION OF INTERESTS UNDER TRUST.............................   29
       8.1    Settlement of Accounts of Trustee..........................................................   29
       8.2    Determination of Rights and Benefits of Persons Claiming an Interest in the Trust Fund;
              Enforcement of Trust Fund..................................................................   30

                                      (ii)

ARTICLE IX    RESIGNATION, REMOVAL AND SUBSTITUTION OF THE TRUSTEE.......................................   31
       9.1    Resignation of Trustee.....................................................................   31
       9.2    Removal of Trustee.........................................................................   31
       9.3    Appointment of Successor Trustee...........................................................   31
       9.4    Transfer of Trust Fund to Successor........................................................   31

ARTICLE X     DURATION AND TERMINATION OF TRUST; AMENDMENT...............................................   32
       10.1   Duration and Termination...................................................................   32
       10.2   Distribution Upon Termination..............................................................   32
       10.3   Certain Withdrawals........................................................................   32
       10.4   Amendment..................................................................................   33

ARTICLE XI    MISCELLANEOUS..............................................................................   34
       11.1   Governing Law; No Bond Required of Trustee.................................................   34
       11.2   Interest in Trust Fund; Assignment.........................................................   34
       11.3   Invalid Provisions.........................................................................   34
       11.4   Prohibition of Diversion...................................................................   34
       11.5   Headings for Convenience Only..............................................................   34
       11.6   Successors and Assigns.....................................................................   34

                                      (iii)

                          RELIANT ENERGY, INCORPORATED
                                  SAVINGS TRUST

                (As Amended and Restated Effective April 1, 1999)

                  THIS TRUST AGREEMENT made and entered into as of the 1st day of April, 1999, by and between RELIANT ENERGY, INCORPORATED (formerly Houston Industries Incorporated), a Texas corporation (the "Company"), and THE NORTHERN TRUST COMPANY, an Illinois corporation (the "Trustee"), as trustee;

                              W I T N E S S E T H:

                  WHEREAS, by Agreement (the "1989 Trust Agreement") dated June 21, 1989 but effective as of July 1, 1989, between the Company and Texas Commerce Bank National Association, as trustee (the "Prior Trustee"), the Company amended, restated and continued a trust established in connection with the Savings Plan of Houston Industries Incorporated, as amended and restated effective January 1, 1976, and as thereafter amended (said plan as it existed in the form of the Savings Plan of Houston Industries Incorporated, as amended and restated effective January 1, 1976, and thereafter amended prior to July 1, 1995, the "1976 Savings Plan"); and

                  WHEREAS, the Company amended and restated the 1976 Savings Plan, effective October 5, 1990, to include an "employee stock ownership plan" ("ESOP"), within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and designed to meet the requirements of
Section 4975(d)(3) of the Code; and

                  WHEREAS, in order to effectuate the ESOP component of the 1976 Savings Plan, the Company established an additional trust under the 1976 Savings Plan, known as the Savings Plan of Houston Industries Incorporated ESOP Trust (the "Prior ESOP Trust Agreement"), designed to meet the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

                  WHEREAS, the Company amended, restated and continued the 1989 Trust Agreement and the Trust Fund created thereby in the form of the Houston Industries Incorporated Master Savings Trust, effective January 1, 1994 (the "1994 Trust Agreement"), to accommodate the merger of the KBLCOM Incorporated Savings Plan into the 1976 Savings Plan and to make certain other changes therein; and

                  WHEREAS, effective as of May 1, 1995, the Company appointed the Trustee to replace the Prior Trustee as trustee of the 1994 Trust Agreement; and

                  WHEREAS, effective as of May 1, 1995, the Company appointed the Trustee to replace State Street Bank and Trust Company, a Massachusetts trust company, as trustee of the Prior ESOP Trust Agreement; and

                  WHEREAS, effective as of July 1, 1995, the Company amended and restated the 1976 Savings Plan to provide for daily valuations, provide for the addition of new investment funds, and to make certain other changes therein (the "Prior Plan"); and

                  WHEREAS, effective as of July 1, 1995, the Company amended, restated, merged and continued the 1994 Trust Agreement and the Prior ESOP Trust Agreement in the form of the Houston Industries Incorporated Savings Trust ("1995 Trust Agreement") to provide for daily valuation, to increase the number of Investment Funds to seven (or such other number as may be prescribed by the Committee from time to time), to eliminate the master trust concept and to make certain other changes therein;

                  WHEREAS, as a result of the merger by and among NorAm Energy Corp. ("NorAm"), Houston Industries Incorporated, Houston Lighting & Power Company and HI Merger Inc., NorAm became a wholly owned subsidiary of the Company and the Company (i) assumed the sponsorship of the NorAm Employee Savings & Investment Plan (the "NorAm Plan") and the Minnegasco Division Employees' Retirement Savings Plan (the "Minnegasco Plan"), and (ii) adopted (a) the NorAm Plan trust, known as the NorAm Employee Savings & Investment Plan Trust (the "NorAm Trust"), (b) the Minnegasco Plan trust, known as the Employees' Retirement Savings Plan Trust Agreement (the "Minnegasco Trust"), and
(c) the Pooled Investment Trust Agreement for the Arkla, Inc. Common Stock Pooled Trust (the "Pooled Investment Trust"), a pooled investment trust holding commingled assets of the NorAm Trust and Minnegasco Trust, and the Company assumed all duties, rights and responsibilities thereto as a party to the respective trust agreements in the place and stead of NorAm and the Minnegasco division of NorAm, as applicable, effective as of August 6, 1997.

                  WHEREAS, effective as of April 1, 1999, the Company authorized and directed that along with certain other changes, the NorAm Plan and Minnegasco Plan be consolidated with, merged into the Prior Plan, and the Prior Plan be amended, restated and continued in the form of the Reliant Energy, Incorporated Savings Plan. In connection therewith, the Company authorized and directed effective as of April 1, 1999, that (i) all assets held under the NorAm Trust, the Minnegasco Trust and the Pooled Investment Trust be merged with and into the assets held under the 1995 Trust Agreement, and (ii) the 1995 Trust Agreement be amended, restated and continued in the form of the Reliant Energy, Incorporated Savings Trust.

                  WHEREAS, effective as of May 5, 1999, the name of the Company was changed to Reliant Energy, Incorporated.

                  NOW, THEREFORE, the Company and the Trustee hereby agree that the 1995 Trust Agreement shall be amended, restated, and continued in the form of the Trust Agreement set forth herein, effective as of April 1, 1999, to read as follows:

                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

         1.1 Definitions: As used in this Savings Trust, the following words and phrases shall have the following meanings unless the context clearly requires a different meaning:

                  AFFILIATED CORPORATION: Reliant Energy, Incorporated, a Texas corporation, and any corporation in which the shares owned or controlled directly or indirectly by Reliant Energy, Incorporated shall represent 50% or more of the voting power of the issued and outstanding capital stock of such corporation.

                  BOARD: The Board of Directors of the Company.

                  CODE: The Internal Revenue Code of 1986, as amended from time to time.

                  COMMITTEE: The Benefits Committee appointed by the Board of Directors of the Company, which shall serve as a "named fiduciary" hereunder and assist in the investment and administration of the Trust Fund and whose duties also include serving as "plan administrator" of the Plan. In regard to any provision of this Trust under which an agent has been appointed by the Benefits Committee pursuant to Section 6.1 hereof to administer such provision of this Trust, such agent shall be deemed to be the Committee.

                  COMPANY: Prior to May 5, 1999, Houston Industries Incorporated, a Texas corporation doing business as Reliant Energy, Incorporated, and on and after May 5, 1999, Reliant Energy, Incorporated or a successor to Reliant Energy, Incorporated in the ownership of substantially all of its assets.

                  COMPANY STOCK: The common stock of the Company qualifying as "employer securities" within the meaning of Section 409(1) of the Code and
Section 407(d)(5) of ERISA.

                  ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  ESOP FUND: All cash, Company Stock, and other properties held by the Trustee under the Savings Plan of Houston Industries Incorporated ESOP Trust Agreement at the close of business on June 30, 1995, which were transferred and allocated to the ESOP Fund under this Trust as of July 1, 1995, any property into which the same or any part thereof may from time to time be converted, and any appreciation therein or income thereon less any depreciation therein, any losses thereon and any distributions or payments therefrom.

                  EXCHANGE ACT: The Securities and Exchange Act of 1934, as amended.

                  INVESTMENT FUND OR FUND: Any investment fund comprising the Trust Fund (including the Reliant Energy Common Stock Fund), as described in
Article IV, but excluding the ESOP Fund.

                  INVESTMENT MANAGER: The fiduciary or fiduciaries, if any, appointed hereunder by the Committee and meeting the definition set forth in
Section 3(38) of ERISA.

                  MINNEGASCO TRUST: The Minnegasco Division Employees' Retirement Savings Plan Trust Agreement as in effect on March 31, 1999.

                  NORAM TRUST: The NorAm Savings & Investment Plan Trust as in effect on March 31, 1999.

                  PARTICIPANT: Each employee, former employee, spouse or beneficiary of an employee who is or was participating in the Plan in accordance with the terms thereof.

                  PLAN: The Reliant Energy, Incorporated Savings Plan, as amended and restated effective April 1, 1999, and as the same may hereafter be amended from time to time.

                  POOLED INVESTMENT TRUST: The Pooled Investment Trust Agreement for the Arkla, Inc. Common Stock Pooled Trust as in effect on March 31, 1999.

                  PRIOR PLAN: The Houston Industries Incorporated Savings Plan, as amended and restated effective July 1, 1995, and as thereafter amended and in effect on March 31, 1999.

                  PRIOR TRUST AGREEMENT: The Houston Industries Incorporated Savings Trust Agreement, between the Company and Northern Trust Company, dated December 19, 1995, but effective as of July 1, 1995, and as thereafter amended and in effect on March 31, 1999, between the Company and Trustee.

                  PROHIBITED TRANSACTION: A transaction prohibited under Sections 406 through 408 of ERISA.

                  TRUST: The Reliant Energy, Incorporated Savings Trust, as amended and restated effective April 1, 1999 and as the same may hereafter be amended from time to time.

                  TRUST FUND: The Investment Funds and ESOP Fund established under the Trust and from which benefits under the Plan are to be paid. Such fund shall consist of all assets, money and property, all investments made therewith and proceeds thereof and all earnings and profits thereon, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein.

                  TRUSTEE: The Northern Trust Company, an Illinois corporation, its successor or successors.

                  VALUATION DATE: Any date on which the New York Stock Exchange is open for trading and any date on which the value of the assets of the Trust Fund is determined by the Trustee pursuant to Section 3.1. The last business day of December of each Plan Year shall be the "annual Valuation Date."

         1.2 Construction: The masculine gender, where appearing in the Trust, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder" and other similar compounds of the words "here" shall mean and refer to the entire Trust, not to any particular provision or section. Article and Section headings are included for convenience of reference and are not intended to add to or subtract from the terms of the Trust.

                                   ARTICLE II

                      TRUST; GENERAL DUTIES OF THE PARTIES

         2.1 Continuation of Trust: The Company hereby continues with the Trustee a Trust for the exclusive purposes of providing benefits to employees of the Company and the Affiliated Corporations, and to the beneficiaries of such employees, under the Plan and defraying reasonable expenses of administering the Plan. The Trust shall consist of (a) such cash and other property held in trust by the Trustee under the Prior Trust Agreement at the close of business on March 31, 1999, (b) such cash and other property held in trust under each of the NorAm Trust, the Minnegasco Trust, and the Pooled Investment Trust at the close of business on March 31, 1999, and which was transferred to the Investment Funds and ESOP Fund, as applicable, under this Trust, and (c) such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee as a contribution in respect of the Plan, together with the income and gains therefrom. The Trust shall be maintained at all times as a domestic trust in the United States.

         2.2      General Duties of the Company:

         A. The Company shall provide the Trustee with a certified copy of the Plan, and with evidence acceptable to the Trustee that the Plan has been duly adopted by the Company and has been determined to be qualified under Code
Section 401(a). True and correct copies of all amendments to the Plan shall be delivered to the Trustee by the Company promptly following their adoption.

         B. The Board of Directors of the Company shall appoint a Benefits Committee, consisting of at least three individuals, which shall be authorized under the Plan to serve as a "named fiduciary" (within the meaning of Section 402(a)(2) of ERISA) and "plan administrator" (within the meaning of Section 3(16)(A) of ERISA) of the Plan to assist in the investment and administration of the Trust as hereinafter provided. Each member of the Committee shall serve at the pleasure of the Board of Directors of the Company and the Company shall certify to the Trustee the names and specimen signatures of the members of the Committee serving from time to time hereunder. The Company shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval but excluding any excise tax assessed against any member or members of the Committee pursuant to the provisions of Code Section 4975) arising from any act or omission of such member in connection with his duties and responsibilities under this Trust Agreement, except when the same is judicially determined to be due to the gross negligence and willful misconduct of such member.

         2.3 Investment Guidelines; Contributions; Employee Records: From time to time the Committee shall communicate in writing to any Investment Manager who may be acting pursuant to Section 4.3 (and to the Trustee, if it is managing the investment of any of the assets of the Trust pursuant to such Section) the investment guidelines governing the portion of the assets of the Trust managed by such Investment Manager or the Trustee. The Company shall make, and shall cause the Affiliated Corporations to make, contributions to the Plan as the same may be determined in accordance with the Plan and shall specify in writing to the Trustee the amount of such contributions. The Company shall keep and shall cause the Affiliated Corporations to keep accurate books and records with respect to their respective employees, including, without limitation, records as to the periods of employment, compensation and ages of such employees.

         2.4 General Duties of Trustee: The Trustee shall hold all property received by it hereunder, which, together with the income and gains therefrom and additions thereto, and less payments and other distributions therefrom, shall constitute the Trust Fund. Except as otherwise hereinafter provided, the Trustee shall manage, invest and reinvest the Trust Fund, collect the income thereof, and make payments therefrom, all in accordance with the terms of this Agreement. The Trustee shall be responsible only for the property actually received by it hereunder. It shall have no duty or authority to compute any amount to be paid to it by the Company, by any Affiliated Corporation or by any Participant in the Plan, or to bring any action or proceeding to enforce the collection from any such person of any contribution to the Trust in respect of the Plan.

                                  ARTICLE III

                                    ACCOUNTS;
                       AUTHORITY OF COMPANY AND COMMITTEE

         3.1 Accounts; Valuation: As provided below, the Trustee shall determine the value of the Trust Fund as of each annual Valuation Date and any interim Valuation Date as the Committee may prescribe; and the Trustee shall determine and include in each such report for the assistance of the Committee in administering the Plan the value as of such valuation dates of each such asset. In accordance with its normal pricing methods and as provided below, the Trustee shall value the assets of the Trust Fund on each Valuation Date. In the absence of readily attainable fair market values, the fiduciary with investment responsibility shall determine the fair market value to be used. Notwithstanding any other provision of this Section, the Trustee, in determining the value of the assets in the Trust Fund, may rely upon the determination of any Investment Manager with respect to the value of any interest of the Trust in any common, collective, commingled or group trust fund maintained by such Investment Manager in which assets of the Trust are permitted to be invested by Section 4.2(l) of this Agreement. As soon as practicable after each annual Valuation Date (but no later than 90 days after each such Valuation Date), the Trustee shall furnish the Company and the Committee a written statement showing the net value of the Trust Fund on such Valuation Date. Notwithstanding anything herein to the contrary, to the extent assets are invested in a mutual fund, the Trustee shall rely upon the value provided to it by the sponsor of the mutual fund or the pricing service normally used by the Trustee for this purpose.

                  Any Investment Manager or the Committee who may be acting pursuant to Section 4.3 (and the Trustee, if it is managing the investment of any assets of the Trust pursuant to such Section) may in its discretion transfer or direct the transfer to a liquidating account of any investment of the portion of the Trust under its management which it determines should be liquidated for the benefit of the Plan. Any investment that has been transferred to a liquidating account shall be segregated and administered or realized upon solely for the benefit of the Plan and shall be excluded in determining the value of the Plan in the Trust Fund thereafter.

                  The Committee shall maintain for each of the Participants under the Plan an accurate account reflecting the interest in the Trust Fund, in its component Investment Funds and in the ESOP Fund of each such Participant and shall furnish to each individual Participant, no less than annually, a report of his account. The Trustee shall transfer assets to and from each Investment Fund as directed by the Committee or its representative.

         3.2 Exclusive Benefit of Employees Under The Plan: At no time prior to the satisfaction of all liabilities with respect to Participants under the Plan shall any part of the Trust Fund be used for, or diverted to, any purposes other than for the exclusive benefit of such Participants or the payment of Plan or Trust administrative expenses.

         3.3 Authority of Company and Committee: Any Affiliated Corporation which participates in the Plan shall be bound by the decisions, instructions, actions and directions of the Company, Committee (or its representative), Investment Managers, and named fiduciaries (as such term is defined in Sections 4.5, 4.6 and 4.7) under this Agreement, and the Trustee shall be indemnified by the Company and such Affiliated Corporation for expenses and liabilities incurred by relying upon such decisions, instructions, actions and directions, or where such expenses or liabilities were incurred by the Trustee due to the failure of such parties to carry out their responsibilities under the Plan and Trust. The Trustee shall not be required to give notice to or obtain the consent of any such Affiliated Corporation with respect to any action which is taken by the Trustee pursuant to this Agreement.

                                   ARTICLE IV

                         INVESTMENT, ADMINISTRATION AND
                           DISBURSEMENT OF TRUST FUND

         4.1 Division of the Trust Fund: Except as provided in Section 3.1, the Trust Fund shall be divided into an ESOP Fund and such Investment Funds as shall be selected and reviewed from time to time by the Committee. Such additional Investment Funds shall consist of the Reliant Energy Common Stock Fund and such other Investment Funds selected and approved by the Committee from time to time, as set forth on Attachment A to the Plan. Each such Investment Fund shall be invested by the fiduciary with investment responsibility in accordance with the provisions of Section 4.2 in the kinds of property specified for such Investment Fund by the Committee. The ESOP Fund shall be invested primarily in Company Stock, in accordance with the provisions of Section 4.2(b). The Committee is authorized to terminate the existing Investment Funds and establish new Investment Funds by giving advance written notice to the Trustee describing the fund to be terminated or established and the effective date thereof, provided that in no event shall the Trustee's duties be modified without its consent. It is hereby specifically agreed that any termination, modification, combination or creation of an Investment Fund which consists in whole or in part of a group or commingled trust sponsored by Trustee hereunder shall not require the consent of Trustee.

                  The Committee or its representative shall direct the Trustee in accordance with the terms of the Plan and the Trust Agreement with respect to the allocation of assets of the Trust Fund, and shall advise the Trustee with respect to transfers among the Investment Funds and the ESOP Fund, and the Trustee shall hold the amount so specified as a part of the Investment Fund or ESOP Fund, as appropriate, to which it shall have been allocated or transferred. The Committee's representative ("Recordkeeper") shall, on a daily basis, calculate the net amount of money to be moved to or from each Investment Fund based on investment elections made by Participants pursuant to the Plan. Recordkeeper shall on a daily basis, and based on the information as described above, notify the sponsor of each Investment Fund of the amount of money that should be transferred from or transferred to such Investment Fund. Recordkeeper shall also provide the Trustee with the same information on the same day it notifies the fund sponsor and the Trustee shall act regarding contributions and transfers based on such information. Recordkeeper shall also calculate the amount of benefit payments and distributions hereunder and provide the Trustee with information necessary to make such benefit payments and distributions.

                  To the extent that any Investment Fund is invested in mutual fund shares or bank commingled funds, the Committee shall initially select funds to be invested in and shall be responsible for retaining the availability of or terminating the availability of such funds. To the extent the Trustee is required to enter into a custody agreement with the sponsor of a bank commingled fund or such other type of fund, the Committee shall direct the Trustee to enter into such agreement.

                  The Trustee, upon receipt of direction from the Committee, shall transfer to the Investment Funds all such cash and other property as the Trustee held under each of the NorAm

Trust, the Minnegasco Trust and the Pooled Investment Trust at the close of business on March 31, 1999.

         4.2 Investment of the Trust Fund: The contributions hereafter allocated to each of the said Investment Funds and the ESOP Fund, and all proceeds, interest, income or other payments in respect of each such Investment Fund and the ESOP Fund shall be invested and reinvested in the Reliant Energy Common Stock Fund and such other Investment Funds established by the Committee in writing from time to time pursuant to the procedures described below:

                  (a) Reliant Energy Common Stock Fund. Contributions are to be invested and reinvested in Company Stock (which the Trustee shall purchase as soon as practicable when and as it holds funds available for that purpose, either (i) in the open market, (ii) from the ESOP Fund for adequate consideration and in the sole discretion of the Trustee, or (iii) privately from the Company at a price per share equal to the closing price of said share on the New York Stock Exchange on the day of the purchase, it being understood that shares purchased from the Company may either be treasury shares or authorized but unissued shares, if the Company shall make such shares available for the purpose, and that the Trustee in its discretion may refrain from making purchases of shares of Company Stock whenever it deems such refraining to be necessary to prevent undue trading impact on the price of the Company Stock. At any time that the Trustee makes open market purchases of Company Stock, the Trustee will either (i) be an "agent independent of the issuer" as that term is defined in Rule 10(b)(18) promulgated pursuant to the Exchange Act or (ii) make such open market purchases in accordance with the provisions, and subject to the restrictions, of Rule 10(b)(18) of the Exchange Act. Except in the case of fractional shares received in any stock dividend, stock split or other recapitalization, or as necessary to make any distribution or payment from the Trust Fund or transfers among Investment Funds, the Trustee shall have no power or duty to sell or otherwise dispose of any stock acquired for the Reliant Energy Common Stock Fund.

                  (b) ESOP Fund. All amounts allocated to the ESOP Fund, and all proceeds, interest, income or other payments in respect of the ESOP Fund shall be invested and reinvested in Company Stock except to the extent required to give effect to distributions, transfers and other temporary cash needs. The Committee shall direct the Trustee to sell Company Stock, which may include sales to the Reliant Energy Common Stock Fund, in order to make distributions, payments or transfers. To the extent that Company contributions to the ESOP Fund are made in Company Stock, the Trustee will be expected to retain Company Stock.

         To the extent Company contributions to the ESOP Fund are made in cash and are not used to pay principal or interest on an ESOP Loan pursuant to Article V or to pay expenses of the Trust Fund, the Trustee will be expected to acquire Company Stock within a reasonable period of time. If at the time Company Stock is to be purchased, the Company has outstanding more than one class of Company Stock, the Committee shall direct the Trustee as to which class of Company Stock shall be purchased. However, if the Company Stock to be purchased is not readily tradeable on an established market, the Trustee shall represent the Trust in the determination of the price to be paid for such Company Stock.

                  (c) The Company has determined that daily movement of Participant balances among the Investment Funds is an important design feature and objective of the Plan and that timely transfers and distributions from the Reliant Energy Common Stock Fund need to be facilitated in order to achieve such objective. The Committee may authorize and direct the Trustee in writing to seek to obtain settlement for sales of Company Stock on an expedited basis under certain circumstances in which case the Trustee shall carry out its responsibilities for execution of Company Stock sale transactions in accordance with such direction and subject to any limitations expressed therein.

                  (d) Pending the acquisition of an investment in an orderly manner for the purposes of the Investment Funds, the Trustee may temporarily hold funds thereof uninvested or in repurchase agreements, bankers acceptances, certificates of deposit, commercial paper, demand or time deposits, obligations issued or fully guaranteed by the United States of America or any agency thereof, master notes or like holdings either separately or through the medium of a common, collective, group or commingled trust fund that invests primarily in such like investments.

                  (e) To the extent consistent with Section 4.2(b), the ESOP Fund may hold temporary investments other than Company Stock, may hold such portion of the ESOP Fund uninvested as the Committee deems advisable for making distributions under the Plan, may invest assets of the ESOP Fund in short term investment grade investments bearing a reasonable rate of interest, including without limitation, deposits in, or short term investment grade instruments of, the Trustee, or in one or more short term collective investment funds administered by the Trustee as trustee thereof for the collective investment of assets of employee pension or profit-sharing trusts, as long as each such collective investment fund constitutes a qualified trust under the applicable provisions of the Code (and while any portion of the ESOP Fund is so invested, such collective investment funds shall constitute part of the Plan to the extent of such investment, and the instrument creating such funds shall constitute part of this Agreement).

                  (f) In the discretion of the person who is directing the investment of a portion or all of any of the Investment Funds, with the exception of the Reliant Energy Common Stock Fund, under the provisions of Section 4.3, all or any part of amounts allocated to such Investment Funds, may be invested in such assets as are appropriate to the Fund in question collectively with funds of other pension and profit-sharing trusts exempt from tax under Code Section 501(a) by reason of qualifying under Code Section 401(a) through the medium of any common, collective or group trust fund which has been or hereafter may be established by the Trustee or by any other bank or trust company in the United States, the instrument or instruments establishing such trust fund or funds, as amended from time to time, being made a part of this Agreement so long as any portion of the Trust Fund shall be invested through the medium thereof.

                  The investments of the Trust Fund, with the exception of the Reliant Energy Common Stock Fund and the ESOP Fund, shall be so diversified as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so, in the sole judgment of the person who is directing the investment of such Funds under the provisions of Section 4.3. Any property at any time received by the Trustee may be retained in the Trust Fund. To the extent that the Trustee is managing the Trust Fund under the provisions of Section 4.3, the Trustee may temporarily invest and reinvest all or any portion of the amounts allocated to any Investment Fund either in short term investments selected by it or collectively with funds of other pension and profit-sharing trusts exempt from tax under Code Section 501(a) by reason of qualifying under Code Section 401(a) through the medium of any common, collective, commingled or group trust fund which has been or hereafter may be established by the Trustee or by any other bank or trust company in the United States, the instrument or instruments establishing such trust fund or funds, as amended from time to time, being made a part of this Agreement so long as any portion of the Trust Fund shall be invested through the medium thereof. With respect to any portion of the Trust Fund which is under the management of an Investment Manager as provided in Section 4.3 subject to contrary instructions, the Trustee shall invest cash held by it in short term obligations, either separately or by investment collectively with funds of other pension and profit-sharing trusts exempt from tax under Code Section 501(a) by reason of qualifying under Code Section 401(a) through the medium of any common, collective, commingled or group trust fund which has been or hereafter may be established by the Trustee or by any other bank or trust company in the United States, the instrument or instruments establishing such trust fund or funds, as amended from time to time, being made a part of this Agreement so long as any portion of the Trust Fund shall be invested through the medium thereof.

                  At any time and from time to time, the Committee may direct the Trustee to transfer a specified portion or all of any of the Investment Funds of the Trust Fund, with the exception of the Reliant Energy Common Stock Fund, as it shall deem advisable to the trustees of any other common, collective, group or commingled trust (hereinafter collectively, the "Group Trusts"), if and only if a Group Trust is qualified under Code Section 401(a) and exempt from tax under Code Section 501(a) and is maintained as a medium for the commingled, collective and common investment of assets of eligible participating trusts; and the Committee may direct the Trustee to withdraw all or any part of the Trust Fund so transferred. The terms and provisions of the agreements of trust establishing any Group Trust and the provisions of any amendments thereto are hereby incorporated herein by reference and shall be deemed a part of this Trust Agreement so long as any portion of the Trust Fund shall be invested through the medium thereof. The Trustee shall make any such transfer or withdrawal of all or any part of the Trust Fund only upon the expressed direction of the Committee. The Trustee shall be under no duty or obligation to review any investment acquired, held or disposed of by the trustees of the Group Trusts pursuant to the provisions thereof, and the trustees of the Group Trusts shall have all fiduciary powers, responsibilities and liabilities arising under this Trust Agreement with respect to the portion of the Trust Fund transferred to them pursuant to directions of the Committee to be held under the terms and provisions of the Group Trusts. The Company shall indemnify and hold harmless the Trustee from any and all claims, losses, damages, expenses

(including counsel fees approved by the Trustee), and liabilities (including any amount paid in settlement with the Trustee's approval but excluding any excise tax assessed against the Trustee pursuant to the provisions of Code Section
4975) arising from any act or omission of the trustees of the Group Trusts in connection with their duties and responsibilities under this Trust Agreement with respect to the portion of the Trust Fund transferred to them, except to any extent prohibited under ERISA.

         4.3 Direction of Investment: The investment of the Reliant Energy Common Stock Fund and the ESOP Fund shall be managed solely by the Trustee in the manner provided in Section 4.2. The Committee shall from time to time specify by written notice to the Trustee whether the investment of the other Investment Funds under the Plan, in the manner provided in Section 4.2, shall be managed solely by the Trustee or the Committee (or its agent), or shall be directed by one or more Investment Managers, or whether the Trustee, the Committee and one or more Investment Managers are to participate in investment management and, if so, how the investment responsibility is to be divided with respect to assets, classes of assets, separate investment funds or sub-funds specified and defined in such notice. In the event that the Committee shall fail to specify pursuant to this Section the person or persons who are to manage the investment of the other Investment Funds under the Plan, or any portion or portions thereof, the Trustee shall manage the investment of such Investment Fund or such portion or portions in the manner described in Section 4.2, until the Committee shall specify such person or persons as provided herein. Any Investment Manager appointed to manage the investment of a part (or all) of the Investment Funds, other than the Reliant Energy Common Stock Fund, under the Plan shall either (i) be registered as an investment adviser under the Investment Managers Act of 1940, (ii) be a bank, as defined in that Act, or
(iii) be an insurance company qualified to perform investment management services under the laws of more than one State. If investment of the Trust Fund is to be directed in whole or in part by an Investment Manager, such Investment Manager shall acknowledge that it is acting as a fiduciary with respect to such assets. The Trustee may continue to rely upon such instruments and certificate until otherwise notified in writing by the Committee.

                  The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund as to such portion thereof as shall be under management by the Investment Manager and shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for acting without question on the direction of, or failing to act in the absence of any direction from, the Investment Manager, unless the Trustee knows that by such action or failure to act it will be participating in a breach of fiduciary duty by the Investment Manager. The mere processing of investment instructions, maintenance of records and providing reports shall not constitute knowledge.

                  The Investment Manager at any time and from time to time may issue orders for the purchase or sale of securities directly to a broker, and in order to facilitate such transaction the Trustee upon request shall execute and deliver appropriate trading authorizations. Notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed according to industry practice. Such notification shall be authority for the Trustee to pay for securities purchased and to deliver securities sold according to industry practice, as the case may be. All written notifications concerning investments made by the Investment Manager shall be signed by such person or persons, acting on behalf of the Investment Manager as may be duly authorized in writing; provided, however, that the transmission to the Trustee of notifications, facsimile transmission or electronic data transmission shall be considered a delivery in writing of the aforesaid notifications until the Trustee is notified in writing by the Investment Manager that the use of such devices is no longer authorized. The Trustee shall be entitled to rely upon such directions which it receives by such means if so authorized by the Investment Manager and shall in no way be responsible for the consequences of any unauthorized use of such device which was not, in fact, known by the Trustee at the time to be unauthorized. The Trustee shall, as promptly as possible, comply with any written directions given by the Investment Manager hereunder, and, where such directions are given by facsimile transmission or electronic data transmission, the Trustee shall be entitled to presume any directions so given are fully authorized.

                  In the event that an Investment Manager should resign or be removed by the Committee, the Trustee shall, upon receiving written notice of such resignation or removal, manage, pursuant to Section 4.2, the investment of the portion of the Trust Fund under management by such Investment Manager at the time of its resignation or removal, unless and until it shall be notified of the appointment of another Investment Manager as provided in this Section 4.3, for such portion of the Trust Fund.

                  The Committee shall have investment responsibility for all or a portion of the assets held in any Investment Fund other than the Reliant Energy Common Stock Fund for which it notifies the Trustee that it is to assume such responsibility. With respect to the assets of any Investment Fund other than the Reliant Energy Common Stock Fund for which the Committee has investment responsibility, the Trustee, acting only as directed by the Committee, shall enter into such agreements as are necessary to facilitate any investment, including agreements entering into a limited partnership, subtrust or the participation in real estate funds. The Trustee shall not make any investment review of, or consider the propriety of holding or selling, or vote any assets for which the Committee has retained investment responsibility.

                  The Trustee shall have custody of and custodial responsibility for all assets of the Trust Fund except as otherwise provided in this agreement or as follows:

                  (a) The subtrustee of a subtrust shall have custody of and custodial responsibility for any portion of the Trust Fund for which investment responsibility has been allocated to it by the Committee;

                  (b) The trustee of a collective or group trust fund (including without limitation an Investment Manager or its bank affiliate) shall have custody of and custodial responsibility for any portion of the Trust Fund for which investment responsibility has been allocated to it by the Committee and has been invested in such collective or group trust fund; and

                  (c) The Committee may direct in writing that the custody of additional assets of the Trust Fund (other than those referred to in paragraphs (a) and (b) immediately preceding this paragraph (c)) be maintained with one or more persons or entities designated by the Committee to maintain custody of assets of a portion of the Trust Fund (a "Custodial Agent"). In such event, the Committee shall approve, and direct the Trustee to enter into, a custody agreement with the Custodial Agent (which custody agreement may authorize the Custodial Agent to maintain custody of such assets with one or more subagents, including a broker or dealer registered under the Securities Exchange Act of 1934 or a nominee of such broker or dealer). The Custodial Agent shall have custodial responsibility for any assets maintained with the Custodial Agent or its subagents pursuant to the custody agreement. Notwithstanding any other provision of this agreement, the Company (which has the authority to do so under the laws of the state of Texas) agrees to indemnify the Trustee from any liability, loss and expense, including legal fees and expenses, which the Trustee may sustain by reason of acting in accordance with any directions of the Committee pursuant to this paragraph (c). This paragraph shall survive the termination of this agreement.

         4.4 Voting of Securities Other than Company Stock in the Reliant Energy Common Stock Fund or in the ESOP Fund: The Trustee shall have power in its discretion to exercise all voting rights with respect to any investment held in an Investment Fund under the Plan, with the exception of investments held in the Reliant Energy Common Stock Fund and the ESOP Fund, and to grant proxies, discretionary or otherwise, with respect thereto, except that at any time when an Investment Manager or the Committee shall be acting with respect to such Investment Fund as provided in Section 4.3, the Trustee shall not exercise its discretion with respect to voting any securities under management of such Investment Manager or the Committee but shall itself vote such securities only upon and in the manner directed by the Investment Manager or the Committee or shall send such Investment Manager or the Committee all proxies and proxy materials relating to such securities, signed by the Trustee without indication of voting preference, and the Investment Manager or the Committee shall exercise all voting rights with respect thereto. All shares of Company Stock held in the Reliant Energy Common Stock Fund shall be voted as provided below in Section
4.5. All shares of Company Stock held in the ESOP Fund shall be voted as provided below in Section 4.6.

         4.5      Voting of Company Stock in the Reliant Energy Common Stock
Fund: The Trustee shall not vote the shares of Company Stock held in the Reliant Energy Common Stock Fund at any meeting of stockholders except as it shall receive voting instructions from Participants in the Reliant Energy Common Stock Fund as provided below. Each employee, former employee or beneficiary of a deceased employee participating in the Reliant Energy Common Stock Fund (hereinafter in Sections 4.5 and 4.7 referred to as "Reliant Energy Common Stock Fund Participant") is, for purposes of this Section 4.5, hereby designated as a "named fiduciary" (within the meaning of Section 403(a)(1) of ERISA) with respect to the shares of Company Stock attributable to his account and shall have the right to direct the Trustee with respect to the vote of the shares of Company Stock attributable to his account, on each matter brought before any meeting of the stockholders of the Company. Before each such meeting of stockholders, the Company shall cause to be furnished to each Reliant Energy Common Stock Fund Participant a copy of the proxy solicitation material, together with a form requesting confidential directions to the Trustee on how such shares of Company Stock attributable to such Reliant Energy Common Stock Fund Participant's account shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Company Stock attributable to such Reliant Energy Common Stock Fund Participant's account, giving effect to all affirmative directions by Reliant Energy Common Stock Fund Participants, including directions to vote for or against, to abstain or to withhold the vote, and the Trustee shall have no discretion in such matter. The Trustee shall vote shares of Company Stock for which it has not received direction in the same proportion as directed shares attributable to Reliant Energy Common Stock Fund Participants' accounts in the Plan are voted, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee from Reliant Energy Common Stock Fund Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee, officers or employees of the Company or Affiliated Corporations. The Trustee shall be authorized to coordinate the voting of Company Stock pursuant to this
Section 4.5 with the voting provisions of the ESOP Fund so as to fully effectuate and carry out the purposes and intent thereof.

         4.6 Voting of Company Stock in the ESOP Fund: Each Participant (hereinafter in Sections 4.6 and 4.7 referred to as "ESOP Fund Participant" is, for purposes of this Section 4.6, hereby designated as a "named fiduciary" (within the meaning of Section 403(a)(1) of ERISA) with respect to the shares of Company Stock allocated to his account in the ESOP Fund and to a pro rata portion of the unallocated shares of Company Stock held in the ESOP Fund and shall have the right to direct the Trustee with respect to the vote of the shares of Company Stock allocated to his account, on each matter brought before any meeting of the stockholders of the Company. Before each such meeting of stockholders, the Company shall cause to be furnished to each Participant a copy of the proxy solicitation material, together with a form requesting confidential directions to the Trustee on how such shares of Company Stock allocated to such Participant's account in the ESOP Fund shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Company Stock allocated to such Participant's account in the ESOP Fund, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee, officers or employees of the Company or an Affiliated Corporation. The Trustee shall vote both allocated shares of Company Stock for which it has not received direction, as well as unallocated shares, in the same proportion as directed shares are voted, and the Trustee shall have no discretion in such matter. In determining such proportion, the Trustee shall under all circumstances include in its calculation the votes of Participants on all shares allocated to Participants' Plan accounts, giving effect to all affirmative directions by Participants, including directions to vote for or against, to abstain or to withhold the vote.

         4.7 Tendering of Company Stock in the Reliant Energy Common Stock Fund and Company Stock in the ESOP Fund: The provisions of this Section 4.7, shall apply in the event a tender or exchange offer including but not limited to a tender offer or exchange offer within the meaning of the Exchange Act (a "tender offer"), for Company Stock is commenced by a person or persons.

                  In the event a tender offer for Company Stock is commenced, the Committee, promptly after receiving notice of the commencement of any such tender offer, shall transfer certain of the Committee's record keeping functions to an independent record keeper (which, if the Trustee consents in writing, may be the Trustee). The functions so transferred shall be those necessary to preserve the confidentiality of any directions given by the Reliant Energy Common Stock Fund Participants or the ESOP Fund Participants in connection with the tender offer. The Trustee shall have no discretion or authority to sell, exchange or transfer any of such shares pursuant to such tender offer except to the extent, and only to the extent, as provided in this Trust Agreement.

                  Each Reliant Energy Common Stock Fund Participant is, for purposes of this Section 4.7, hereby designated as a "named fiduciary" (within the meaning of Section 403(a)(1) of ERISA) with respect to the shares of Company Stock attributable to his account and shall have the right, to the extent of the number of whole shares of Company Stock attributable to his account, to direct the Trustee in writing as to the manner in which to respond to a tender offer with respect to shares of Company Stock. Each ESOP Fund Participant is, for purposes of this Section 4.7, hereby designated as a "named fiduciary" (within the meaning of Section 403(a)(1) of ERISA) with respect to the shares of Company Stock allocated to his account and to a pro rata portion of the unallocated shares of Company Stock held in the ESOP Fund and shall have the right, to the extent of the number of whole shares of Company Stock allocated to his account, to direct the Trustee in writing as to the manner in which to respond to a tender offer with respect to shares of Company Stock. The Company shall use its best efforts to timely distribute or cause to be distributed to each Reliant Energy Common Stock Fund Participant and ESOP Fund Participant such information as will be distributed to stockholders of the Company in connection with any such tender offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to such shares of Company Stock. The instructions received by the Trustee from Reliant Energy Common Stock Fund Participants and ESOP Fund Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee or officers or employees of the Company or Affiliated Corporations. If the Trustee shall not receive timely instruction from a Reliant Energy Common Stock Fund Participant or an ESOP Fund Participant as to the manner in which to respond to such a tender offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Reliant Energy Common Stock Fund Participant or ESOP Fund Participant has the right to direction, and the Trustee shall have no discretion in such matter. Fractional shares of Company Stock attributable to Reliant Energy Common Stock Fund Participants' accounts shall be tendered or exchanged by the Trustee in the same proportion as shares of Company Stock attributable to Reliant Energy Common Stock Fund Participants' accounts in the Plan are tendered or exchanged, and the Trustee shall have no discretion in such matter. Fractional or unallocated shares of Company Stock allocated to ESOP Fund Participants' accounts shall be tendered or exchanged by the Trustee in the same proportion as shares of Company Stock allocated to ESOP Fund Participants' accounts in the Plan are tendered or exchanged, and the Trustee shall have no discretion in such matter. In determining such proportion, the Trustee shall under all circumstances include in its calculation the direction of Reliant Energy Common Stock Fund Participants on all shares of Company Stock attributable to Reliant Energy Common Stock Fund Participants' Plan accounts and the direction of ESOP Fund Participants on all shares of Company Stock allocated to ESOP Fund Participants' Plan accounts.

                  The independent record keeper shall solicit confidentially from each Reliant Energy Common Stock Fund Participant and ESOP Fund Participant the directions described in this Section 4.7 as to whether shares are to be tendered. The independent record keeper, if different from the Trustee, shall instruct the Trustee as to the amount of shares to be tendered, in accordance with the above provisions.

         4.8 Powers of Trustee: When so directed in accordance with the provisions of Section 4.3, or in the discretion of the Trustee if it is managing the Trust Fund under such provisions, the Trustee shall have, subject to the provisions of Sections 4.1 and 4.2, the power:

                  (a) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term (even though commencing in the future or extending beyond the term of the Trust), and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides;

                  (b) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any property held in the Trust Fund, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any person or corporation;

                  (c) To deposit any property with any protective, reorganization or similar committee; and to pay and agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;

                  (d) To exercise conversion and subscription rights pertaining to any property held in the Trust Fund;

                  (e) To extend the time of payment of any obligation held in the Trust Fund;

                  (f) To enter into stand-by agreements for future investment, either with or without a stand-by fee;

                  (g) To hold in cash or cash balances, without liability for interest thereon, any moneys received by the Trustee which are awaiting investment and such additional funds as the Trustee may deem reasonable or necessary to meet anticipated distributions or other payments or disbursements with respect to the Plan;

                  (h) To invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code Section 584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate as defined in Code Section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency;

                  (i) To provide temporary advances to cover overdrafts and, in addition, with the prior approval of the Committee, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property in its possession;

                  (j)      If an Investment Manager directing investment under
         Section 4.3 is a bank, as defined in the Investment Managers Act of 1940, to transfer to such Investment Manager all or any specified assets in that part of the Trust Fund which is subject to such Investment Manager's direction, for investment by such Investment Manager through the medium of any common, collective, commingled or group trust fund maintained by it which consists solely of assets of trusts qualified under Code Section 401(a) and which is exempt from tax under Code Section 501(a), whereupon the instrument establishing such common, collective, commingled or group trust fund, as amended from time to time, shall constitute a part of the Plan the assets of which are included in such part of the trust fund as long as any portion of such assets shall be invested through the medium of such common, collective, commingled or group trust fund;

                  (k) Subject to the provisions of Sections 4.2, 4.5, 4.6 and 4.7, to exercise voting rights either in person or by proxy, with respect to any securities or other property, and generally to exercise with respect to the ESOP Fund all rights, powers and privileges as may be lawfully exercised by any person owning similar property in his own right;

                  (l) Subject to the provisions of Sections 4.5 through 4.7, to exercise any options, conversion rights, or rights to subscribe for additional stocks, bonds or other securities appurtenant to any securities or other property held by it, and to make any necessary payments in connection with such exercise;

                  (m) To compromise, compound, contest, abandon and settle any debt or obligation owing to or from it as Trustee; to reduce or increase the rate of interest on, extend or otherwise modify, foreclose upon default, or otherwise enforce any such obligation;

                  (n) To hold any property at any place, except that it shall not maintain the indicia of ownership of any assets of the ESOP Fund outside the jurisdiction of the district courts of the United States except as permitted by regulations issued by the Secretary of Labor of the United States under ERISA Section 404(b);

                  (o) To determine the market value of any securities or other property held by the Trustee in the ESOP Fund, and where any securities or other property are determined by the Trustee not to be marketable, to determine their value in accordance with sound practice and standards for evaluating such property;

                  (p) In regard to the ESOP Fund, to repay from time to time the principal and interest on, and to take any other action with respect to, any loan which was previously incurred by the ESOP Fund, all as directed by the

         Committee and in accordance with the applicable provisions of the Plan; provided, however, no loans shall be made by the Trustee individually to the ESOP Fund other than such temporary advancements to the ESOP Fund on a cash or overdraft basis as may be agreed to by the Trustee from time to time;

                  (q) To open and make use of banking accounts including checking accounts, which accounts, if bearing a reasonable rate of interest or if checking accounts, may be with the Trustee;

                  (r) To sell at public or private sale, contract to sell, convey, exchange, transfer and otherwise deal with the assets in accordance with industry practice, and to sell put and covered call options from time to time for such price and upon such terms as the Trustee sees fit; the Company acknowledges that the Trustee may reverse any credits made to the Trust Fund by the Trustee prior to receipt of payment in the event that payment is not received;

                  (s) To employ agents, attorneys and proxies and to delegate to any one or more of them any power, discretionary or otherwise, granted to the Trustee;

                  (t) To maintain custody and safekeeping over all securities and other property in the Investment Funds and the ESOP
         Fund, and to arrange for the safe transit of any such securities and other property; and

                  (u) To register any security or other property held by it hereunder (i) in its own name, (ii) in the name of a title holding company exempt from tax under Section 501(c)(2) of the Code (and to form title holding corporations or trusts under Section 501(c)(25) of the Code), or (iii) in the name of a nominee with or without the addition of words indicating that such securities or other property are held in a fiduciary capacity, and to hold any securities in bearer form and to deposit any securities or other property in a depository or a clearing corporation, provided that the requirement under Section 403 of ERISA that all assets of the Plan be held in trust is not violated (provided, however, that the Trustee's books and records shall at all times show that all such investments are a part of the Trust Fund).

                  (v)      The Trustee shall have the power in its discretion:

                           (i) To collect and receive any and all money and other property due to the Trust Fund and to give full discharge therefor;

                           (ii)     To settle, compromise or submit to
                  arbitration any claims, debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;

                           (iii) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Agreement and to exercise with respect thereto any or all of the powers set forth in this Agreement;

                           (iv) To manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, royalties, interests or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and to make provision for amortization of the investment in or depreciation of the value of such property;

                           (v) Generally, to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Fund; and

                           (vi) To exercise all the rights, powers, options and privileges now or hereafter granted to, provided for, or vested in, trustees under the Texas Trust Code, except such as conflict with the terms of this Agreement or applicable law. As far as possible, no subsequent legislation or regulation shall be in limitation of the rights, powers or privileges granted the Trustee hereunder or in the Texas Trust Code as it exists at the time of the execution hereof.

         4.9 Payments and Distributions from Trust Fund: The Trustee shall make such payments and distributions from the Trust Fund at such time or times and to such person or persons, including a paying agent or agents designated by the Committee as paying agent (including a commercial banking account in a federally insured banking institution established by the Committee for such purpose; provided, however that the Trustee shall have no responsibility to account for funds held in or disbursed from any such commercial banking account, or to prepare any information returns for tax purposes as to distributions made therefrom), as the Committee shall direct in writing, provided, however, (i) that disbursements for ordinary transaction expenses incurred in the administration of the Trust Fund need not be authorized by the Committee and
(ii) that no payment or distribution in respect of the Plan shall exceed the value of the Plan in the Trust Fund on the date such payment or distribution is made. Any cash or property so paid or delivered to any such paying agent shall be held in trust by such payee until disbursed in accordance with the Plan. Any written direction of the Committee shall constitute a certification that the distribution or payment so directed is one which the Committee is authorized to direct and the Trustee shall not be responsible for the adequacy of the value of the Plan to meet and discharge such distribution or payment.

                  The Trustee may make any distribution or payment required to be made by it hereunder by mailing its check for the specified amount, or delivering the specified property, including certificates representing shares of Company Stock in the ESOP Fund, if applicable, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or, if no such address shall have been so furnished, to such person in care of the Company or the Committee, or (if so directed by the Committee by crediting the account of such person or by transferring funds to such person's account by bank wire or transfer). If a payment or distribution from the Trust is not claimed, the Trustee shall promptly notify the Committee thereof and thereafter handle such payment in accordance with the subsequent direction of the Committee.

         4.10 Trustee's Dealings with Third Parties: Any corporation, transfer agent or other third party dealing with the Trustee shall not make, nor be required by any person to make, any inquiry whether the Trustee has authority to take or omit any action under this Trust Agreement or whether the Committee has instructed the Trustee to take or omit any such action, but shall be fully protected in relying upon the certificate of the Trustee that it has authority to take or omit such proposed action. The seal of the Trustee affixed to any instrument executed by it shall constitute the Trustee's certificate that it is authorized as Trustee hereunder to execute such instrument and proceed as may be provided for therein. No third party shall be required to follow the application by the Trustee of any money or property which may be paid or transferred to it.

         4.11 Ancillary Trustee: If at any time the Trust Fund shall consist in whole or in part of assets located in a jurisdiction in which the Trustee is not authorized to act, the Trustee may appoint an individual or corporation in such jurisdiction as ancillary trustee and may confer upon such ancillary trustee, power to act solely with reference to such assets, and such ancillary trustee shall remit all net income or proceeds from the sale of such assets to the Trustee. The Trustee may pay such ancillary trustee reasonable compensation and may absolve it from any requirement that it furnish bond or other security unless otherwise required by law.

                                   ARTICLE V

                         ADDITIONAL ESOP FUND PROVISIONS

                  It is specifically contemplated that the ESOP Fund will operate pursuant to a leveraged employee stock ownership plan. The Company may from time to time direct the Trustee to take such actions as the Company shall determine with respect to any loan previously incurred for the purpose of acquiring Company Stock (a "Loan"), including, without limitation, electing applicable interest rates and prepaying such Loan. Any such Loan shall continue to meet all of the requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii) and shall continue to be used primarily for the benefit of the ESOP Fund Participants and their beneficiaries. The proceeds of any such Loan shall continue to be used, within a reasonable time after the Loan is obtained, only to purchase Company Stock or to repay such Loan or a prior Loan. Any such Loan shall continue to provide for no more than a reasonable rate of interest and must continue to be without recourse against the Plan and Trust. The Loan must not be payable at the demand of any person, except in the case of a default. The only assets of the ESOP Fund that may be given as collateral for a Loan are shares of Company Stock acquired with the proceeds of the Loan and shares of Company Stock that were used as collateral on prior Loans repaid with the proceeds of the current Loan. In the event that Company Stock was used as collateral for a Loan, such Company Stock shall be released from such encumbrance at an annual rate which is geared to the rate of total repayment (principal plus interest) of the Loan or the rate of principal repayment of the Loan, provided that in either case all applicable requirements of the applicable regulations shall be satisfied. No person entitled to payment under a Loan shall be entitled to payment from the ESOP Fund other than from shares of Company Stock acquired with the proceeds of the Loan which are collateral for the Loan, Company contributions made under the Plan for the purpose of satisfying the Loan obligation, earnings attributable to such Company Stock and such Company contributions, and such other assets, if any, as to which recourse may be permitted under Section 4975 of the Code. Payments of principal and interest on any such Loan shall be made by the Trustee (as directed by the Committee) only from (1) Company contributions made under the Plan for the purpose of satisfying such Loan obligation, earnings on such contributions and earnings on shares of Company Stock acquired with the proceeds of such Loan, (2) the proceeds of a subsequent Loan made to repay the prior Loan, and/or (3) the proceeds of the sale of any collateralized share of Company Stock acquired with the proceeds of such Loan. In the event of a default under a Loan, the value of ESOP Fund assets transferred to the lender shall not exceed the amount of the default, provided further that if the lender is a "party in interest" within the meaning of ERISA Section 3(14), a transfer of ESOP Fund assets upon default shall be made only if, and to the extent of, the ESOP Fund's failure to meet the Loan's payment schedule.

                                   ARTICLE VI

                        FOR THE PROTECTION OF THE TRUSTEE

         6.1 Composition of Committee: The Plan shall be administered by the Committee appointed by the Company pursuant to the provisions of the Plan, and the Trustee shall not be responsible in any respect for such administration. The members of the Committee shall serve pursuant to the provisions of the Plan, and the Company shall certify to the Trustee the names of the members of the Committee acting from time to time and furnish to the Trustee specimens of the signatures of such persons. The Committee may delegate any of its rights, powers and duties to any one or more of its members or to an agent. The Company shall indemnify and hold harmless each member of the Committee, from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval but excluding any excise tax assessed against any member or members of the Committee pursuant to the provisions of Code Section 4975) arising from any act or omission of such member in connection with his duties and responsibilities under this Trust Agreement, except when the same is judicially determined to be due to the gross negligence and willful misconduct of such member. The foregoing right of indemnification shall be in addition to any rights to which any member of the Committee, may otherwise be entitled as a matter of law. When any member of the Committee, shall cease to act, the Company shall promptly give written notice to that effect to the Trustee, but until such notice is received by the Trustee it shall be fully protected in continuing to rely upon the authority of such persons. If the full number of members of the Committee, as provided under the Plan, shall not at any time have been designated, the remaining member or members acting at such time shall be deemed to have all of the powers and duties of the Committee; or, if at any time there is no member of the Committee, the Board of Directors of the Company shall be deemed to be the Committee.

         6.2 Evidence of Action by Company or Committee: The Committee shall certify to the Trustee the name or names of any person or persons authorized to act for the Committee. Until the Committee notifies the Trustee that any such person is no longer authorized to act for the Committee, the Trustee may continue to rely on the authority of such person. The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of the Committee which the Trustee believes to have been signed by the Committee or the person or persons authorized to act for the Committee. Any action required by any provision of this Agreement to be taken by the Board of Directors of the Company shall be evidenced by a resolution of such Board of Directors, certified to the Trustee over the signature of its Secretary or Assistant Secretary, and the Trustee may rely upon, and shall be fully protected in acting in accordance with, such resolution so certified to it. Unless other evidence with respect thereto has been expressly prescribed in this Agreement, any other action of the Company or of an Affiliated Corporation under any provision of this Agreement, including any approval of, or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an officer of the Company or of an Affiliated Corporation, as the case may be, and the Trustee shall be fully protected in relying upon such certificate.

                  Any action by the Trustee pursuant to any of the provisions of this Agreement shall be sufficiently evidenced by a certification of one of its Vice Presidents, Second Vice Presidents or other appropriate Trust Officers, and the Company, each Affiliated Corporation which participates in this Trust, the Committee and all other persons in interest may rely upon, and shall be fully protected in acting in accordance with, such certification.

         6.3 Communications: Communications to the Trustee shall be addressed to it at 50 South LaSalle Street, Chicago, Illinois 60675. Communications to the Committee, the Company or any Affiliated Corporation shall be addressed to it at 1111 Louisiana, Houston, Texas 77002, with a copy to the Benefits Committee, attention: Secretary, P.O. Box 61867, Houston, Texas 77208, unless the Trustee, the Committee, the Company or any Affiliated Corporation, respectively, shall request that communications be sent to another address. No communication shall be binding upon the Trust Fund or the Trustee, or upon the Committee, the Company or any Affiliated Corporation until it is received by the Trustee, the Committee or its agent, the Company or the appropriate Affiliated Corporation, as the case may be.

         6.4 Advice of Counsel: The Trustee may consult with any legal counsel, including counsel to the Company or the Committee, with respect to the construction of this Trust Agreement, its duties hereunder, or any act which it proposes to take or omit.

         6.5 Miscellaneous: The Trustee may assume until advised to the contrary that the Plan and the Trust Fund is qualified under Sections 401(a), 409 and 4975(e)(7) and exempt from taxation under Section 501(a) of the Code. The Trustee shall be accountable for contributions made to the Plan and included among the assets of the Trust Fund, but shall have no responsibility to determine whether the contributions comply with the provisions of the Plan and ERISA.

                  The Trustee's duties and obligations shall be limited to those expressly imposed upon it by this Trust, notwithstanding any reference to the Plan.

                  The Company, any Affiliated Corporation, the Committee or all of them, at any time may employ as agent (to perform any act, keep any records or accounts, or make any computations required of the Company, an Affiliated Corporation or the Committee by this Trust Agreement or the Plan) the corporation serving as Trustee hereunder. Nothing done by said corporation as such agent shall affect its responsibility or liability as Trustee hereunder.

         6.6      Fiduciary Responsibilities:

         A. The Trustee, the Investment Managers, if any, and the members of the Committee shall discharge their duties with respect to the Trust solely in the interest of the Participants in the Plan and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee, Investment Managers, and the members of the Committee shall not be liable for any loss sustained by the Trust Fund by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of this Trust Agreement and of any applicable Federal law.

         B. No "fiduciary" (as such term is defined in Section 3(21) of ERISA, or any successor statutory provision) under this Trust Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Trust Agreement or pursuant to a procedure established in this Trust Agreement except to the extent otherwise required by ERISA.

         6.7 Limitations on Powers: Except for the short-term investment of cash, the Company has limited the investment power of the Trustee in the Reliant Energy Common Stock Fund and the ESOP Fund to the purchase and holding of Company Stock. The Trustee shall not be liable for the purchase, retention, voting, tender or sale of Company Stock in accordance with the provisions of Sections 4.2, 4.5, 4.6 and 4.7 hereof and the Company (which has the authority to do so under the laws of the state of its incorporation) agrees to indemnify The Northern Trust Company from any liability, loss and expense, including reasonable legal fees and expenses which The Northern Trust Company may sustain by reason of the purchase, retention, voting, tender or sale of Company Stock in accordance with the provisions of Sections 4.2 4.5, 4.6 and 4.7 hereof; provided, however, that the foregoing liability and indemnification provisions shall not apply to the extent that such liability, loss or expense arises from the Trustee's willful misconduct, bad faith or negligence in carrying out its ministerial functions under Sections 4.2, 4.5, 4.6 and 4.7. This paragraph shall survive the termination of this Agreement.

                                  ARTICLE VII

                   TAXES, EXPENSES AND COMPENSATION OF TRUSTEE

         7.1 Taxes and Expenses: Brokerage fees, commissions, stock transfer taxes and other charges and expenses incurred in connection with the purchase and sale of securities for the Trust Fund or distribution thereof shall be paid by the Trustee from the Trust Fund. All taxes imposed or levied with respect to the Trust Fund or any part thereof, under existing or future laws, shall be paid from the Trust Fund. The Trustee shall pay from the Trust Fund, to the extent not paid by the Company and/or the Affiliated Corporations which participate in the Plan, its reasonable expenses of management and administration of the Trust, including reasonable compensation of counsel and any agents engaged by the Trustee to assist it in such management and administration, and when so directed by the Committee shall pay from the Trust Fund the fees of any Investment Manager and any specified expenses of administration of the Plan including, but not limited to, audit fees, investment consulting fees, and recordkeeping expenses.

         7.2 Compensation of the Trustee: The Trustee shall receive for its services as Trustee hereunder such reasonable compensation which may be agreed upon from time to time by the Company and the Trustee. All amounts due the Trustee as compensation for its services shall be paid by the Company, or prorated among the Company and the Affiliated Corporations which participate in this Trust in such a manner as they deem equitable, or disbursed by the Trustee out of the Trust Fund, and, until paid, shall constitute a charge upon the Trust Fund.

                                  ARTICLE VIII

                             SETTLEMENT OF ACCOUNTS;
                     DETERMINATION OF INTERESTS UNDER TRUST

         8.1 Settlement of Accounts of Trustee: The Trustee shall keep accurate and detailed accounts of all of its receipts, investments and disbursements under this Agreement on an accrual basis, accounting separately for each Investment Fund and the ESOP Fund. The financial statements, books and records of the Trustee with respect to the Trust shall be open to inspection during all business hours of the Trustee by the Company or the Committee or their representatives, including, without limitation, independent certified public accountants engaged by the Company or the Committee, on behalf of all participants in the Plan, to permit compliance with the reporting and disclosure requirements of ERISA. However, such financial statements, books and records may not be audited more frequently than twice in each fiscal year. If an examination of the financial statements of the Plan requires a review of the underlying transactions affecting such financial statements, such independent certified public accountants shall rely on the report of the independent certified public accountants engaged by the Trustee to review its procedures and controls, to the extent such reliance is permitted by generally accepted auditing standards.

                  Within 90 days after the close of each calendar year, or any termination of the duties of the Trustee, the Trustee shall prepare, sign and mail in duplicate to the Company and the Committee an account of its acts and transactions as Trustee hereunder. Such account shall include a statement of the value of the Trust Fund and in its component Investment Funds and in the ESOP Fund as of the last day of such year or other period and a statement of the portion of the Trust Fund under management by any Investment Manager as of the same date.

                  If the Company finds the account to be correct, the Company shall sign the instrument of settlement annexed to one counterpart of the account and return such counterpart to the Trustee, whereupon the account shall become an account stated. If within 90 days after receipt of the account or any amended account the Company has not signed and returned a counterpart to the Trustee, nor filed with the Trustee notice of any objection to any act or transaction of the Trustee, the account or amended account shall become an account stated. If any objection has been filed, and if the Company is satisfied that it should be withdrawn or if the account is adjusted to its satisfaction, the Company shall in writing filed with the Trustee signify its approval of the account and it shall become an account stated. In each case in which an account becomes an account stated, the account shall be an account stated between the Trustee and the Company and any Affiliated Corporation which had adopted the Plan.

                  When an account becomes an account stated, such account shall be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and any Affiliated Corporation which has adopted the Plan were parties.

                  The account of the Trustee's acts and transactions delivered to the Committee shall be settled, and shall become an account stated, in the same manner as the account delivered to the Company hereunder. When an account becomes an account stated as between the Trustee and the Committee, the account shall be finally settled and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee and the Committee were parties.

                  The Trustee, the Committee or the Company shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as hereinabove provided. In any such action or proceeding it shall be necessary to join as parties only the Trustee, the Committee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

         8.2 Determination of Rights and Benefits of Persons Claiming an Interest in the Trust Fund; Enforcement of Trust Fund: The Committee shall have authority to determine the existence, non-existence, nature and amount of the rights and interests of all persons under the Plan and in or to the Trust Fund, and the Trustee shall have no power, authority, or duty in respect of such matters, or to question or examine any determination made by the Committee, or any direction given by the Committee to the Trustee. The Company and the Committee shall have authority, either jointly or severally, to enforce this Trust Agreement on behalf of any and all persons having or claiming any interest in the Trust Fund or under this Trust Agreement or the Plan.

                                   ARTICLE IX

              RESIGNATION, REMOVAL AND SUBSTITUTION OF THE TRUSTEE

         9.1 Resignation of Trustee: The Trustee may resign its duties hereunder by filing with the Committee its written resignation. No such resignation shall take effect until 60 days from the date thereof unless shorter notice is acceptable to the Committee.

         9.2 Removal of Trustee: The Trustee may be removed by the Board of Directors of the Company at any time upon not less than 60 days' notice to the Trustee, but such notice may be waived by the Trustee. Such removal shall be effected by delivering to the Trustee a written notice of its removal executed by the Company, and by giving notice to the Trustee of the appointment of a successor Trustee in the manner hereinafter set forth.

         9.3 Appointment of Successor Trustee: The appointment of a successor Trustee hereunder shall be accomplished by and shall take effect upon the delivery to the resigning or removed Trustee, as the case may be, of (a) an instrument in writing appointing such successor Trustee, executed by the Company, together with a certified copy of the resolution of the Board of Directors of the Company to such effect and (b) an acceptance in writing of the office of successor Trustee hereunder executed by the successor so appointed, both of which documents shall be acknowledged in like manner as this Trust Agreement. The Company shall send notice of such appointment to each Affiliated Corporation which has adopted the Plan, and to each member of the Committee then in office. Any successor Trustee hereunder may be either a corporation authorized and empowered to exercise trust powers or one or more individuals. All of the provisions set forth herein with respect to the Trustee shall relate to each successor Trustee so appointed with the same force and effect as if such successor Trustee had been originally named herein as the Trustee hereunder. If within 60 days after notice of resignation shall have been given under the provisions of this Article IX a successor Trustee shall not have been appointed, the resigning Trustee or any member of the Committee may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

         9.4 Transfer of Trust Fund to Successor: Upon the appointment of a successor Trustee, the resigning or removed Trustee shall transfer and deliver the Trust Fund and the records relating thereto to such successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for its expenses in the settlement of its accounts, the amount of any compensation due it and any sums chargeable against the Trust Fund for which it may be liable, but if the sums so reserved are not sufficient for such purposes, the resigning or removed Trustee shall be entitled to reimbursement for any deficiency from the Trust Fund and from the Company and each Affiliated Corporation which has adopted the Plan, who shall be jointly and severally liable therefor.

                                   ARTICLE X

                  DURATION AND TERMINATION OF TRUST; AMENDMENT

         10.1 Duration and Termination: This Trust Agreement shall continue for such time as may be necessary to accomplish the purpose for which it was created but may be terminated at any time by the Company by action of its Board of Directors. Notice of such termination shall be given to the Trustee by an instrument in writing executed by the Company and acknowledged in the same form as this Agreement, together with a certified copy of the resolution of the Board of Directors of the Company authorizing such termination. The Company shall notify the Committee of such termination.

         10.2 Distribution Upon Termination: If this Trust Agreement is terminated, the Trustee upon the written direction of the Committee shall liquidate the Trust Fund to the extent required for distribution and, after its final account has been settled as provided in Article VIII, shall distribute the net balance thereof to such person or persons, at such time or times and in such proportions and manner as may be directed by the Committee or in the absence of such direction, as may be directed by a judgment or decree of a court of competent jurisdiction. Upon making such distributions, the Trustee shall be relieved from all further responsibility. The powers of the Trustee hereunder shall continue so long as any assets of the Trust Fund remain in its hands. Notwithstanding the foregoing provisions of this Section 10.2, the Company may promptly advise the appropriate District Director of Internal Revenue of the termination of the Trust and the Trustee may delay the final distribution to Participants in the terminated Plan until said District Director shall advise in writing that such termination does not adversely affect the previously qualified status of the terminated Plan or the exemption from tax of the Trust under Code
Section 401(a) or 501(a).

         10.3 Certain Withdrawals: Each Affiliated Corporation which participates in the Trust shall have the right to withdraw from this Trust upon six months' written notice to the Trustee and the Committee, which written notice may be waived by the Trustee and the Committee. In the event that any Affiliated Corporation which participates in the Trust shall cease to be an Affiliated Corporation of the Company, such corporation shall withdraw from this Trust as soon as arrangements may be reasonably made therefor, but in any event such withdrawal shall be made not more than six months after the date such corporation ceases to be an Affiliated Corporation. Upon such withdrawal, the Committee shall certify to the Trustee the interest in the Trust Fund of the participants of such withdrawing corporation and the Trustee shall thereupon separate such interest from the Trust Fund as provided below in this Section. The Committee may at any time direct the Trustee to segregate and withdraw any portion as may be certified to the Trustee by the Committee as allocable to any specified group or groups of employees or beneficiaries in the Plan. Whenever segregation is required, the Trustee shall withdraw from the Trust Fund such assets as it shall in its absolute discretion deem to be equal in value to the equitable share to be segregated. Such withdrawal from the Trust Fund shall be in cash or in any property held in such Fund, or in a combination of both, in the absolute discretion of the Trustee. The Trustee shall thereafter hold the assets so withdrawn as a separate trust fund in accordance with the provisions either of this Agreement (which shall be construed in respect of such assets as if the employer maintaining the Plan (determined without regard to whether any subsidiaries or affiliates of such employer have joined in the Plan)) had been named as the Company hereunder or of a separate trust agreement. Such segregation shall not preclude later readmission to the Trust.

         10.4 Amendment: By an instrument in writing delivered to the Trustee executed pursuant to the order of the Company's Board of Directors and acknowledged in the same form as this Agreement, the Company shall have the right to amend or modify this Trust Agreement at any time and from time to time to the extent that it may deem advisable, except that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent. The Committee shall have the right to amend or modify this Trust Agreement in order to modify the administrative provisions of the Trust, to change the Investment Funds offered under the Trust and for any changes required by applicable law or by the Internal Revenue Service to maintain the qualified status of the Plan and related Trust at any time and from time to time to the extent that it may deem advisable, except that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent. However, no such amendment shall authorize or permit, at any time prior to the satisfaction of all liabilities with respect to employees and their beneficiaries under the Plan, any part of the Plan in the Trust Fund to be used for, or diverted to, any purposes other than for the exclusive benefit of such employees and their beneficiaries.

                  Any such amendment shall become effective upon (a) delivery to the Trustee of the written instrument of amendment executed (i) by the appropriate officers of the Company, together with a certified copy of the resolution of the Board of Directors of the Company authorizing such amendment, or (ii) by the appropriate member of the Committee, together with a certified copy of the resolution of the Committee and (b) endorsement by the Trustee on such instrument of its receipt thereof, together with its consent thereto if such consent is required.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Governing Law; No Bond Required of Trustee: Subject to the provisions of ERISA, as they may be amended from time to time, which may be applicable and provide to the contrary, this Trust Agreement and the Trust hereby created shall be governed, construed, administered and regulated in all respects under the laws of the State of Texas. No bond or other security for the faithful performance of its duties hereunder shall be required of the Trustee unless otherwise required by law.

         11.2 Interest in Trust Fund; Assignment: No document shall be issued evidencing any interest in the Trust or in the Trust Fund, and no Affiliated Corporation shall have the power to assign all or any part of its equitable share of the Trust Fund or of its interest therein.

         11.3 Invalid Provisions: If any provision or provisions of this Trust Agreement shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Trust Agreement, but shall be fully severable and the Trust Agreement shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

         11.4 Prohibition of Diversion: Except as provided in Article VII hereof, it shall be impossible under this Trust Agreement for any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants. It shall also be impossible under this Trust Agreement for any part of the Trust Fund to revert directly or indirectly to the Company or any Affiliated Corporation which participates in the Plan, except to the extent such reversions are specifically authorized under Section 403(c)(2) of ERISA.

         11.5 Headings for Convenience Only: The headings and subheadings in this Trust Agreement are inserted for convenience of reference only and are not to be used in construing this instrument or any provision thereof.

         11.6 Successors and Assigns: This Trust Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively.

                  IN WITNESS WHEREOF, the Company and Trustee have caused these presents to be executed by their duly authorized officers, in a number of copies all of which shall constitute one and the same instrument which may be sufficiently evidenced by any executed copy hereof, this 29th day of December, 1999, but effective as of April 1, 1999.

                                         RELIANT ENERGY, INCORPORATED

                                         By /s/ LEE W. HOGAN
                                            ------------------------------------
                                            Lee W. Hogan
                                            Chairman of the Benefits Committee

ATTEST:

/s/ LYNNE HARKEL-RUMFORD
------------------------------
Secretary

                                         THE NORTHERN TRUST COMPANY,
                                          TRUSTEE

                                         By /s/ PATTY A. WEILAND
                                            ------------------------------------

ATTEST:

/s/ [ILLEGIBLE]
------------------------------
Secretary